AUGUST 8, 2019

SUPPLEMENT TO THE FOLLOWING PROSPECTUSES:

Hartford Schroders Tax-aware bond Fund

SUMMARY PROSPECTUS DATED MARCH 1, 2019

AND

HARTFORD SCHRODERS FUNDS PROSPECTUS

DATED MARCH 1, 2019, AS SUPPLEMENTED MAY 7, 2019

This Supplement contains new and additional information regarding Hartford Schroders Tax-Aware Bond Fund and should be read in connection with your Summary Prospectus and Statutory Prospectus.

At a meeting held on August 6-7, 2019, the Board of Directors of The Hartford Mutual Funds II, Inc. approved the addition of Schroder Investment Management North America Ltd. (“SIMNA Ltd.”), which is based in London, as a secondary sub-adviser to the Hartford Schroders Tax-Aware Bond Fund (the “Fund”) effective immediately. Schroder Investment Management North America Inc. (“SIMNA, Inc.” and, together with SIMNA Ltd., “Schroders”), which is based in New York City, presently serves as a sub-adviser to the Fund. The addition of SIMNA Ltd. is intended to make Schroders’ London-based investment professionals available to the Fund.

The Fund will bear no additional fees or expenses as a result of the addition of SIMNA Ltd. as a secondary sub-adviser. The addition of SIMNA Ltd. will not result in any changes to the Fund’s principal investment strategy or any changes the Schroders’ portfolio managers who are primarily and jointly responsible for the day-to-day management of the Fund’s investment portfolio.

This Supplement should be retained with your Summary Prospectus and Statutory Prospectus for future reference.

HV-7487	August 2019